Fees Summary	Jan. 19, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,412,024.52
Previously Paid Amount	2,122.83
Total Fee Amount	2,680.80
Total Offset Amount	0.00
Net Fee	$ 557.98